UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
Form 8-K
_________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018
__________________________________________
Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)
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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual General Meeting of Shareholders of Cimpress N.V. on November 13, 2018 (the "Meeting"), our shareholders approved the amendment to our 2016 Performance Equity Plan ("2016 Plan") described below. Our Board of Directors administers the 2016 Plan, which allows us to grant performance share units ("PSUs") to our employees, officers, directors (including members of the Board of Directors), consultants, and advisors. Subject to adjustment in the event of stock splits, stock dividends, and other similar events, we may make awards under the 2016 Plan for up to 6,000,000 of our ordinary shares. Under each PSU award granted under the 2016 Plan, one unit represents a right to receive between 0 and 2.5 ordinary shares of Cimpress N.V. upon the satisfaction of both service-based vesting over time and performance conditions relating to the compound annual growth rate ("CAGR") of the three-year moving average of our share price ("3YMA") over a period determined by our Board of Directors.

The amendment to the 2016 Plan approved by our shareholders makes the following changes to the plan:

•	The number of authorized shares under the 2016 Plan was reduced from 8,000,000 to 6,000,000.

•
The detailed table in the 2016 Plan mandating the number of shares issuable for each PSU based on the levels of 3YMA CAGR performance no longer applies to Cimpress employees other than Robert Keane (our Chief Executive Officer) and members of our Board of Directors. The amendment to the 2016 Plan gives our Board discretion to determine the measurement dates, 3YMA CAGR performance goals, and payout ratios for PSU awards granted to our team members other than Mr. Keane and members of the Board. This change applies only to future PSU awards, not to awards that we previously granted.

At the Meeting, our shareholders also approved the grant of ordinary share awards ("Share Awards") as severance to the members of our Supervisory Board who were not nominated for appointment to our Board of Directors. Accordingly, on November 13, 2018, we granted 1,500 Cimpress ordinary shares to each of Richard Riley, Mark Thomas, Nadia Shouraboura, and Paolo De Cesare, for a total of 6,000 ordinary shares. These directors did not pay any amount for the Share Awards but are prohibited from selling any of the shares pursuant to the Share Awards for three years from grant.

The foregoing is not a complete description of the 2016 Plan as amended or Share Awards and is qualified by reference to the full text and terms of the 2016 Plan and form of agreement for the Share Awards, which are filed as exhibits to this report and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Meeting, our shareholders approved the amendment and restatement of our articles of association to replace our two-tier board structure (consisting of a Supervisory Board and a separate Management Board) with a single-tier Board of Directors. Accordingly, on November 14, 2018, we effected the amendment and restatement of our articles by the execution of a notarial deed of amendment making the following changes to our articles:

•	replacing all references to our Management Board and Supervisory Board with references to our Board of Directors throughout the articles and deleting duplicative provisions

•	adding provisions for the appointments of executive and non-executive directors to the Board of Directors

•	adding provisions authorizing the Board of Directors to assign roles and responsibilities to directors, including designating a Chief Executive Officer, Chairman, and Lead Non-Executive Director

•	making some immaterial, administrative changes to reflect changes in Dutch law and practice

The foregoing is not a complete description of our articles of association as amended and is qualified by reference to the full text and terms of the articles, which are filed as an exhibit to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

We held an Annual General Meeting of Shareholders on November 13, 2018. There were 30,909,207 ordinary shares of Cimpress N.V. issued, outstanding, and eligible to vote at the record date of October 16, 2018. The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
1. Approve amendment of our articles of association	25,605,977	35,193	30,063	3,322,706
2. Appoint Robert S. Keane as an executive director	25,540,883	100,919	29,431	3,322,706
3. Appoint Scott Vassalluzzo as a non-executive director	23,760,881	1,880,540	29,812	3,322,706
4. Appoint Sophie A. Gasperment as a non-executive director	25,420,743	217,908	32,582	3,322,706
5. Appoint John J. Gavin, Jr. as a non-executive director	25,504,360	134,439	32,434	3,322,706
6. Appoint Zachary S. Sternberg as a non-executive director	25,586,972	51,703	32,558	3,322,706
7. Approve executive compensation (non-binding)	24,643,409	990,945	36,879	3,322,706
8. Adopt statutory annual accounts	28,955,464	2,105	36,370	—
9. Discharge Management Board from liability	25,596,942	9,802	64,489	3,322,706
10. Discharge Supervisory Board from liability	25,597,991	9,850	63,392	3,322,706
11. Authorize repurchase of up to 6,200,000 ordinary shares	22,982,408	2,644,697	44,128	3,322,706
12. Authorize issuance of ordinary shares and rights to subscribe for ordinary shares	25,468,642	198,950	3,641	3,322,706
13. Authorize exclusion or restriction of shareholders' preemptive rights	25,385,568	276,501	9,164	3,322,706
14. Appoint PricewaterhouseCoopers LLP	28,956,922	6,889	30,128	—
15. Approve remuneration policy	21,044,964	7,907,753	41,222	—
16. Approve grant of ordinary share awards	16,494,515	9,146,011	30,707	3,322,706
17. Approve amendment to 2016 Performance Equity Plan	23,391,113	2,249,200	30,920	3,322,706

At the Meeting, our shareholders took the following actions on the proposals:

(1) Our shareholders approved the amendment and restatement of our articles of association to replace our two-tier board structure (consisting of a Supervisory Board and a separate Management Board) with a single-tier Board of Directors.

(2) Our shareholders appointed Robert S. Keane as an executive director to our Board of Directors to serve for a term of one year ending on the date of our annual general meeting of shareholders in 2019.

(3) Our shareholders appointed Scott Vassalluzzo as a non-executive director to our Board of Directors to serve for a term of one year ending on the date of our annual general meeting of shareholders in 2019.

(4) Our shareholders appointed Sophie A. Gasperment as a non-executive director to our Board of Directors to serve for a term of two years ending on the date of our annual general meeting of shareholders in 2020.

(5) Our shareholders appointed John J. Gavin, Jr. as a non-executive director to our Board of Directors to serve for a term of three years ending on the date of our annual general meeting of shareholders in 2021.

(6) Our shareholders appointed Zachary S. Sternberg as a non-executive director to our Board of Directors to serve for a term of three years ending on the date of our annual general meeting of shareholders in 2021.

(7) Our shareholders approved our non-binding “say on pay” proposal regarding the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables, and accompanying narrative disclosures in our definitive proxy statement dated October 22, 2018.

(8) Our shareholders adopted our statutory annual accounts, as prepared in accordance with Dutch law, for the fiscal year ended June 30, 2018.

(9) Our shareholders discharged the members of our Management Board from liability with respect to the exercise of their duties during the fiscal year ended June 30, 2018.

(10) Our shareholders discharged the members of our Supervisory Board from liability with respect to the exercise of their duties during the fiscal year ended June 30, 2018.

(11) Our shareholders authorized our Board of Directors until May 13, 2020 to repurchase up to 6,200,000 of our issued and outstanding ordinary shares.

(12) Our shareholders authorized our Board of Directors until May 13, 2020 to issue ordinary shares or grant rights to subscribe for ordinary shares up to a maximum of (i) 10% of our outstanding share capital at the time of issue for general corporate purposes including but not limited to equity compensation, acquisitions, and financings, and (ii) an additional 10% of our outstanding share capital at the time of issue in connection with our acquisition of all or a majority of the equity or assets of another entity.

(13) Our shareholders authorized our Board of Directors until May 13, 2020 to resolve to exclude or restrict our shareholders’ preemptive rights under Dutch law with respect to ordinary shares and rights to subscribe for ordinary shares.

(14) Our shareholders appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019.

(15) Our shareholders approved a remuneration policy for our Board of Directors.

(16) Our shareholders approved the grant of ordinary share awards as severance to the members of our Supervisory Board who were not nominated for appointment to our Board of Directors.

(17) Our shareholders approved an amendment to our 2016 Performance Equity Plan.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
No.	Description
3.1	Articles of Association of Cimpress. N.V., as amended

10.1	2016 Performance Equity Plan, as amended

10.2	Form of share award agreement with certain directors

10.3	Remuneration Policy for Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 19, 2018        Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer